Exhibit 99


Explanation of Responses



(1) GSCP (NJ), Inc. is making this joint filing on Form 3 on its behalf and as the designated beneficial owner on behalf of the following entities and individuals: GSCP (NJ), L.P., Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner (collectively, the "Affiliates"). A separate Form 3 is being filed on today's date by GSCP (NJ) Holdings, L.P. ("Holdings") with respect to its beneficial ownership of some of the shares covered in this filing.

(2) Each of the Affiliates indirectly owns 3,987,976 shares of Common Stock, by virtue of their relationships with GSC Recovery II, L.P. ("Recovery II"), GSC Recovery IIA, L.P. ("Recovery IIA"), GSC Partners CDO Fund, Limited ("CDO"), and GSC Partners CDO Fund II, Limited ("CDO II"), which are the direct owners of the Common Stock of Cherokee International Corporation (the "Company"). The 3,987,976 shares of Common Stock were acquired through (i) the automatic conversion of 12% Pay-In-Kind Senior Convertible Notes due 2008 of the Company upon the closing of the initial public offering (the "IPO") of the Company's Common Stock, into 2,083,843 shares of Common Stock, and (ii) the exercise of warrants, which are being exercised upon the closing of the IPO, for 1,904,133 shares of Common Stock. The 3,987,976 are held directly by the following entities in the following amounts: Recovery II owns 1,873,974 shares of Common Stock; Recovery IIA owns 1,338,134 shares of Common Stock; CDO owns 350,358 shares of Common Stock; and CDO II owns 425,510 shares of Common Stock. Each of the Affiliates disclaims beneficial ownership of the Company's Common Stock except to the extent of its/his/her pecuniary interest in the Company's Common Stock.

(3) Recovery II and Recovery IIA are Delaware limited partnerships, and CDO and CDO II are Cayman Islands exempted corporations. GSC Recovery II GP, L.P. is the general partner of Recovery II; GSC RII, LLC is the general partner of GSC Recovery II GP, L.P.; GSCP (NJ) Holdings, L.P. is the sole member of GSC RII, LLC; GSCP (NJ), L.P. is the manager of Recovery II; GSCP
(NJ), Inc. is the general partner of GSCP (NJ) Holdings, L.P.; and each of Keith
W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner are the stockholders of GSCP (NJ), Inc.

GSC Recovery IIA GP, L.P. is the general partner of Recovery IIA; GSC RIIA, LLC is the general partner of GSC Recovery IIA GP, L.P.; GSCP (NJ) Holdings, L.P. is the sole member of GSC RIIA, LLC; GSCP (NJ), L.P. is the manager of Recovery IIA; GSCP (NJ), Inc. is the general partner of GSCP (NJ) Holdings, L.P.; and each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner are the stockholders of GSCP (NJ),
Inc.

GSCP (NJ), L.P. is the collateral manager of CDO and CDO II; GSCP (NJ), Inc. is the general partner of GSCP (NJ), L.P., and each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner are the stockholders of GSCP (NJ), Inc.

(4) Holdings indirectly owns 3,212,108 shares of Common Stock by virtue of its relationship with Recovery II and Recovery IIA, which is described further in Footnote 3 above. The 3,212,108 shares of Common Stock were acquired through (i) the automatic conversion of 12% Pay-In-Kind Senior Convertible Notes due 2008 of Cherokee upon the closing of the IPO, into 2,083,843 shares of Common Stock, and
(ii) the exercise of warrants, which are being exercised upon the closing of the IPO, for 1,128,265 shares of Common Stock. The 3,212,108 shares are held directly by the following entities in the following amounts: Recovery II owns 1,873,974 shares of Common Stock, and Recovery IIA owns 1,338,134 shares of Common Stock. Holdings disclaims beneficial ownership of the Company's Common Stock except to the extent of its pecuniary interest in the Company's Common Stock.

                             JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 19, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                            GSCP (NJ), L.P.

                                            By GSCP (NJ), Inc., its general
                                            partner

                                            By: /s/ Robert A. Hamwee
                                                ---------------------
                                            Name: Robert A. Hamwee
                                            Title: Managing Director

                             JOINT FILER INFORMATION

Name: Keith W. Abell

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 19, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                       By: /s/ Robert A. Hamwee
                                           ---------------------
                                            As Attorney-in-Fact*


                                       By: /s/ Thomas V. Inglesby
                                           -----------------------
                                            As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Alfred C. Eckert III

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 19, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                       By: /s/ Robert A. Hamwee
                                           ---------------------
                                            As Attorney-in-Fact*


                                       By: /s/ Thomas V. Inglesby
                                           -----------------------
                                            As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Robert A. Hamwee

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 19, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").


                                       By: /s/ Robert A. Hamwee
                                           ---------------------
                                            As Attorney-in-Fact*


                                       By: /s/ Thomas V. Inglesby
                                           -----------------------
                                            As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Richard M. Hayden

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 19, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").




                                       By: /s/ Robert A. Hamwee
                                           ---------------------
                                            As Attorney-in-Fact*


                                       By: /s/ Thomas V. Inglesby
                                           -----------------------
                                            As Attorney-in-Fact*

*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Thomas V. Inglesby

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 19, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").




                                       By: /s/ Robert A. Hamwee
                                           ---------------------
                                            As Attorney-in-Fact*


                                       By: /s/ Thomas V. Inglesby
                                           -----------------------
                                            As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Matthew C. Kaufman

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 19, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                       By: /s/ Robert A. Hamwee
                                           ---------------------
                                            As Attorney-in-Fact*


                                       By: /s/ Thomas V. Inglesby
                                           -----------------------
                                            As Attorney-in-Fact*

*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Andrew Wagner

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 19, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                       By: /s/ Robert A. Hamwee
                                           ---------------------
                                            As Attorney-in-Fact*


                                       By: /s/ Thomas V. Inglesby
                                           -----------------------
                                            As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Christine K. Vanden Beukel

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: February 19, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").




                                       By: /s/ Robert A. Hamwee
                                           ---------------------
                                            As Attorney-in-Fact*


                                       By: /s/ Thomas V. Inglesby
                                           -----------------------
                                            As Attorney-in-Fact*

*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.